Income Taxes	12 Months Ended
Dec. 31, 2012
Income Taxes

13. Income Taxes

The provision (benefit) for income taxes from continuing operations consists of the following (amounts in thousands):

	Years Ended December 31,
	2012	2011	2010
CURRENT:
Federal	$5,622	$612	$(39,210)
State	1,449	1,409	1,061

Total current provision (benefit)	7,071	2,021	(38,149)

DEFERRED:
Federal	(7,415)	4,162	(1,460)
State	(1,690)	1,237	(1,858)
Effect of tax law change	—	—	749

Total deferred provision (benefit)	(9,105)	5,399	(2,569)

Total provision (benefit) for income taxes	$(2,034)	$7,420	$(40,718)

Under the Patient Protection and Affordable Care Act, which became law on March 23, 2010, as amended by the Health Care and Education Reconciliation Act of 2010, which became law on March 30, 2010, the Company and other companies that receive a subsidy under Medicare Part D to provide retiree prescription drug coverage no longer receive a Federal income tax deduction for the expenses incurred in connection with providing the subsidized coverage to the extent of the subsidy received. Because future anticipated retiree health care liabilities and related subsidies were already reflected in the Company’s financial statements, this change required the Company to reduce the value of the related tax benefits recognized in its financial statements during the period the law was enacted. As a result, the Company recorded a one-time, non-cash tax charge of $0.7 million during 2010 to reflect the impact of this change.

The tax benefit associated with the exercise or cancellation of stock options and vesting or cancellation of restricted stock during the years 2012, 2011, and 2010 was $5.2 million, $0.7 million, and $2.3 million, respectively, and is reflected as an adjustment to either additional paid-in capital in the accompanying consolidated statements of stockholders’ equity, or deferred tax asset.

In addition to the income tax provision (benefit) discussed above, the Company recognized additional income tax provision (benefit) related to discontinued operations as discussed in Note 4 in the amounts of $0, $0.1 million, and $(2.9) million in 2012, 2011, and 2010, respectively.

The effective tax rate as applied to pre-tax income or loss from continuing operations differed from the statutory federal rate due to the following:

	Years Ended December 31,
	2012	2011	2010
U.S. federal statutory rate	35%	35%	35%
State taxes (net of federal tax benefit and change in valuation allowance)	–2%	18%	1%
Permanent items	–1%	0%	0%
Nondeductible compensation	–8%	0%	–1%
Nondeductible transaction costs	–23%	0%	0%
Federal tax credits	2%	–8%	1%
Federal valuation allowance	3%	–2%	–4%
Effect of tax law change	0%	0%	–1%
Unrecognized tax benefits	1%	–1%	0%

	7%	42%	31%

The decrease in the Company’s effective tax rate for 2012, as compared to 2011, was due primarily to increases in permanent tax adjustments related to nondeductible transaction costs associated with the Marriott sale transaction and compensation adjustments, partially offset by changes in the Company’s federal and state valuation allowance. The increase in the Company’s effective tax rate for 2011, as compared to 2010, resulted primarily from increases in state valuation allowances, increases in unrecognized tax benefits, and state taxes payable in relation to pre-tax income, partially offset by the impact of federal tax credits.

Provision is made for deferred federal and state income taxes in recognition of certain temporary differences in reporting items of income and expense for financial statement purposes and income tax purposes. Significant components of the Company’s deferred tax assets and liabilities at December 31 are as follows (amounts in thousands):

	2012	2011
DEFERRED TAX ASSETS:
Accounting reserves and accruals	$30,067	$32,521
Defined benefit plan	9,614	10,898
Investments in stock and derivatives	539	540
Deferred management rights proceeds	73,011	—
Rent escalation	27,086	24,574
Federal and State net operating loss carryforwards	16,946	113,015
Tax credits and other carryforwards	1,022	6,263
Investments in partnerships	3,778	3,323
Other assets	10,374	17,109

Total deferred tax assets	172,437	208,243
Valuation allowance	(18,347)	(19,222)

Total deferred tax assets, net of valuation allowance	154,090	189,021

DEFERRED TAX LIABILITIES:
Property and equipment, net	235,403	272,925
Goodwill and other intangibles	4,244	2,922
Other liabilities	3,381	12,752

Total deferred tax liabilities	243,028	288,599

Net deferred tax liabilities	$88,938	$99,578

As a result of the REIT conversion discussed in Note 2, in 2013, the Company will experience a one-time reversal through its statement of operations for deferred tax assets and liabilities that will no longer be subject to income taxes at the REIT level due to expected distributions. The Company estimates that during 2013 it will reverse approximately $124.4 million of net deferred tax liabilities.

The Company has no federal net operating loss or federal credit carryforwards at December 31, 2012. Federal charitable contribution carryforwards at December 31, 2012 totaled $1.1 million, resulting in a deferred tax benefit of $0.4 million, which will begin to expire in 2015. The use of certain federal deferred tax assets are limited to the future taxable earnings of the consolidated group. As a result, a valuation allowance has been provided for certain federal deferred tax assets, including charitable contribution carryforwards. The valuation allowance related to federal deferred tax assets decreased $0.5 million in 2012. State net operating loss carryforwards at December 31, 2012 totaled $413.7 million resulting in a deferred tax benefit of $16.9 million, which will expire between 2013 and 2030. State credit carryforwards at December 31, 2012 totaled $0.7 million and will begin to expire in 2013. The use of certain state net operating losses, credits and other state deferred tax assets are limited to the future taxable earnings of separate legal entities. As a result, a valuation allowance has been provided for certain state deferred tax assets, including loss carryforwards. The change in valuation allowance related to state deferred tax assets was $(0.3) million, $1.5 million, and $2.9 million in 2012, 2011 and 2010, respectively. Based on the expectation of future taxable income and scheduled reversal of deferred tax liabilities, management believes that it is more likely than not that the results of operations will generate sufficient taxable income to realize the deferred tax assets after giving consideration to the valuation allowance.

The Company and its subsidiaries file a consolidated federal income tax return and either separate or combined state income tax returns based on the jurisdiction. The Company has concluded Internal Revenue Service examinations through the 2001 tax year. For federal income tax purposes and substantially all the states with which the Company has nexus, the statute of limitations has expired through 2007. However, the Company had net operating loss carryforwards from closed years, which could be adjusted upon audit. The Company is currently under a federal income tax examination for the 2008, 2009 and 2010 tax years, but has not been notified of any other federal or state income tax examinations.

As of December 31, 2012, the Company had $13.2 million of unrecognized tax benefits, of which $6.7 million would affect the Company’s effective tax rate if recognized. The liability for unrecognized tax benefits is recorded in other long-term liabilities in the accompanying consolidated balance sheet. A reconciliation of the beginning and ending gross amount of unrecognized tax benefits (exclusive of interest and penalties) is as follows:

	2012	2011	2010
Unrecognized tax benefits at beginning of year	$14,141	$18,952	$16,123
Additions (reductions) based on tax positions related to the current year	7	(286)	3,084
Additions for tax positions of prior years	—	147	10,293
Reductions for tax positions of prior years	(986)	(4,672)	(10,548)

Unrecognized tax benefits at end of year	$13,162	$14,141	$18,952

Included in the balance at December 31, 2012 and 2011, are $6.5 million and $6.7 million, respectively, of tax positions for which the ultimate deductibility is highly certain but for which there is uncertainty about the timing of such deductibility. Because of the impact of deferred tax accounting, other than future interest and penalties, the disallowance of the shorter deductibility period would not affect the annual effective tax rate but would accelerate the payment of cash to the taxing authority to an earlier period. The Company expects the amount of unrecognized tax benefits to decrease during the next twelve months, mainly due to the expiration of various statutes of limitations. The Company estimates the overall decrease in unrecognized tax benefits in the next twelve months will be approximately $13.1 million.

The Company recognizes interest and penalties related to uncertain tax positions in income tax expense. The Company recognized $0.2 million, $0.2 million and $0.8 million of interest and no penalties related to uncertain tax positions in the accompanying consolidated statements of operations for 2012, 2011 and 2010, respectively. As of December 31, 2012 and 2011, the Company has accrued $2.2 million and $2.1 million of interest, respectively and $0 and $0.1 million of penalties related to uncertain tax positions.